UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2026 (November 25, 2014)

SDR Drone, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-56477	34-2001531
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

801 US Highway 1, North Palm Beach, Florida 33408

(Address of principal executive offices)

(877) 646-4833

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

In the course of a review of the corporate and regulatory history of SDR Drone, Inc., a Florida corporation (the “Company”), undertaken by the Company’s current management following the change in control of the Company that closed on June 9, 2026, the Company identified two administrative orders entered against it while operating under the corporate name of Hallmark Venture Group, Inc. and against Robert L. Cashman, a former officer and director of the Company:

-	a Desist and Refrain Order issued by the California Commissioner of Business Oversight on November 25, 2014 (the “California Order”); and

-	a Consent Order entered by the Securities Commissioner of South Carolina on July 27, 2018, in Administrative Proceeding File No. 20166600 (the “South Carolina Order” and, together with the California Order, the “Orders”).

The Company is filing this Current Report to describe the Orders and the Company’s assessment of their effects on the Company and, in particular, on the Company’s pending offering under Regulation A. Copies of the Orders are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report and are incorporated by reference into this Item 8.01. The descriptions below are summaries and are qualified in their entirety by reference to the full text of the Orders.

Background

The Company was incorporated in Colorado on July 14, 1995, under the name CPC Office Systems, Inc., changed its name to Homesmart USA, Inc. on July 12, 1999, moved its domicile to Nevada on March 3, 2006, and adopted the name Hallmark Venture Group, Inc. on July 16, 2008. On March 22, 2022, the Company redomiciled and became a Florida corporation. On June 16, 2026, the Company changed its name from Hallmark Venture Group, Inc. to SDR Drone, Inc. The Company is the same legal entity that is named as a respondent in each of the Orders.

Mr. Cashman is not, and since 2020 has not been, an officer, director or employee of the Company. Further, based on the Company’s records, the Company believes that Mr. Cashman holds no right to designate a director or beneficial ownership of 5% or more of the Company’s outstanding voting equity securities and the Company has no continuing relationship with Mr. Cashman. Service Team, Inc., the other corporate respondent named in the Orders, is not an affiliate or subsidiary of the Company and the Company has no continuing relationship with it.

The California Order

On November 25, 2014, the California Commissioner of Business Oversight, the predecessor of the California Department of Financial Protection and Innovation, issued a Desist and Refrain Order under Section 25532 of the California Corporations Code, directed to Hallmark Venture Group, Inc.; Service Team, Inc.; Robert L. Cashman, aka Bob Cashman; and Richard V. Bennett.

The California Order recites findings that, beginning at least in June 2012, the respondents offered and sold securities in the form of Service Team, Inc. common stock to at least 50 investors, from whom Service Team, Inc. raised a total of more than $800,000, and that in connection with those offers and sales the respondents misrepresented or failed to disclose two material facts: that Service Team, Inc. and its controlling shareholder, Hallmark Venture Group, Inc., had “guaranteed” that investors could sell their shares for at least $1.00 per share one year from the date of investment or for $2.00 per share two years from the date of purchase; and that Mr. Cashman had twice filed for bankruptcy protection, in 1992 and again in 2002. The California Order further recites that Hallmark Venture Group, Inc. was the controlling shareholder of Service Team, Inc., and that Mr. Cashman was the president, secretary, treasurer and a director of Hallmark Venture Group, Inc.

On the basis of those findings, the Commissioner concluded that the securities were offered or sold in California by means of communications containing untrue statements of material fact or omitting material facts, in violation of Section 25401 of the Corporations Code, and ordered the respondents to desist and refrain from offering, selling, buying or offering to buy any security in the State of California by means of any written or oral communication containing an untrue statement of a material fact or omitting a material fact necessary to make the statements made not misleading.

The California Order imposed no monetary sanction, no suspension and no bar from the securities business. Under Section 25532(f) of the Corporations Code, a person served with such an order may request a hearing in writing within 30 days of service; if no request is filed within that period the order is deemed a final order of the Commissioner. The Company has identified no record of a request for hearing and the Company understands the California Order to have become final.

The South Carolina Order

On or about May 7, 2018, the Securities Division of the Office of the Attorney General of the State of South Carolina issued an Order to Cease and Desist against Jeffery Alan Rosen, Robert L. Cashman, Leland Energy, Inc., PowerOne Corporation, Community Merchant Solutions, Hallmark Venture Group and Service Team, Inc., alleging violations of the South Carolina Uniform Securities Act of 2005, S.C. Code Ann. § 35-1-101 et seq.

On July 27, 2018, the Securities Commissioner of South Carolina entered a Consent Order resolving that proceeding as to Mr. Cashman, Hallmark Venture Group and Service Team, Inc. Those three respondents consented to the South Carolina Order without admitting or denying the factual allegations of the Order to Cease and Desist, except that they admitted the Commissioner’s jurisdiction over them and over the subject matter of the proceeding, and they waived their right to a formal hearing before the Commissioner. The South Carolina Order provides that:

-	effective immediately, Mr. Cashman, Hallmark Venture Group and Service Team, Inc., together with every successor, affiliate, control person, agent, servant and employee of any of them, and every entity owned, operated, or directly or indirectly controlled by or on behalf of any of them, are permanently barred from participating in any aspect of the securities industry in or from the State of South Carolina;

-	the three consenting respondents are jointly and severally responsible for payment of $25,000 to the investor referenced in the Order to Cease and Desist; and

-	the three consenting respondents are jointly and severally responsible for payment of a civil penalty of $5,000 to the Securities Division.

The South Carolina Order states that it does not waive any criminal cause of action, any private cause of action that may have accrued to any investor, any action in a bankruptcy proceeding, or any other cause of action arising from activity not detailed in the Order to Cease and Desist or arising thereafter. The $25,000 investor payment and the $5,000 civil penalty were paid in full. However, the Company is awaiting confirmation of such payments’ having been made from the Securities Division and, if such payments were not made, the Company stands ready to do so.

Effect on the Company’s Pending Regulation A Offering

The Company has on file with the Securities and Exchange Commission (the “Commission”) an offering statement on Form 1-A under Regulation A. Rule 262 under the Securities Act of 1933 disqualifies an issuer from relying on Regulation A if the issuer, among other covered persons, is subject to certain orders. The Company has assessed each of the Orders against Rule 262 and such assessments are discussed below.

The Company will not sell any securities in reliance on Regulation A, unless and until the disqualification arising from the South Carolina Order has been resolved. Two forms of relief are available under Rule 262(b) and the Company intends to pursue both of them:

-	Rule 262(b)(3). Disqualification does not arise if, before the filing of the offering statement or the relevant sale, the regulatory authority that entered the order advises in writing, either in the order itself or separately to the Commission or its staff, that disqualification under Rule 262(a) should not arise as a consequence of the order. Because the Company has not sold any securities in the Regulation A offering, this route remains available. The Company has requested such written advice from the Securities Division of the Office of the Attorney General of the State of South Carolina.

-	Rule 262(b)(2). Disqualification does not apply upon a showing of good cause, if the Commission determines that it is not necessary under the circumstances that the exemption be denied. The Company intends to submit a waiver request to the Division of Corporation Finance, if the relief from the South Carolina Order is not obtained.

The Company also intends to amend its offering statement on Form 1-A to describe the Orders, including the description of the California Order required by Rule 262(d). There can be no assurance that the Company will obtain relief under Rule 262(b) or that it will obtain relief on terms or within a timeframe that permits the Regulation A offering to proceed. If relief is not obtained, the Company will be unable to conduct the offering in reliance on Regulation A.

Effect on Other Exempt Offerings

Rule 506(d) under the Securities Act contains a substantially similar disqualification provision applicable to offerings under Rule 506 of Regulation D. The South Carolina Order is a final order of a State securities commission barring the respondents from engaging in the business of securities within Rule 506(d)(1)(iii)(A), and the transition provision in Rule 506(d)(2)(i), which applies to events occurring before September 23, 2013, does not reach it. Accordingly, the Company is also disqualified from relying on Rule 506 unless relief is obtained under Rule 506(d)(2). The California Order is a final order within Rule 506(d)(1)(iii)(B), but the ten-year period specified in that provision expired on November 25, 2024, and the California Order therefore does not presently give rise to disqualification under Rule 506(d).

The disqualification provisions of Rule 262 and Rule 506(d) do not apply to offerings registered under the Securities Act or to offerings made in reliance on Regulation S.

Offers and sales in South Carolina

By its terms, the South Carolina Order permanently bars the Company from participating in any aspect of the securities industry in or from the State of South Carolina. The Company will not offer or sell any securities in or from South Carolina and has instructed its officers and directors accordingly. The Company is reviewing its offering materials and subscription procedures to ensure that South Carolina residents are excluded.

Remedial Steps

In light of the foregoing, the Company has taken, or intends to take, the following actions: (1) submitted a Rule 262(b)(3) request to the South Carolina Securities Division and, if necessary, will submit a Rule 262(b)(2) waiver request to the Division of Corporation Finance of the Commission; (2) suspended any activity in the Regulation A offering pending resolution; (3) commenced preparation of an amendment to its pending Offering Statement on Form 1-A to describe the Orders; (4) adopted a bad-actor certification and questionnaire process covering each covered person identified in Rule 262(a) and Rule 506(d)(1), to be completed before any future exempt offering; and (5) excluded South Carolina from the jurisdictions in which the Company will offer or sell securities.

Cautionary Note Regarding Forward-looking Statements

This Current Report contains forward-looking statements, including statements regarding the Company’s intention to seek relief under Rule 262(b), the availability of that relief, the Company’s intention to amend its offering statement, and the effect of the Orders on the Company’s ability to raise capital. These statements are based on the Company’s current expectations and are subject to risks and uncertainties, including the possibility that relief is not granted, is granted subject to conditions, or is not granted in time for the offering to proceed; the possibility that the Orders have consequences the Company has not identified; and the possibility that other regulators take action on the basis of the matters described in the Orders. The Company undertakes no obligation to update any forward-looking statement except as required by law.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
99.1	Desist and Refrain Order, California Commissioner of Business Oversight, dated November 25, 2014, In re Hallmark Venture Group, Inc.; Service Team, Inc.; Robert L. Cashman, aka Bob Cashman; and Richard V. Bennett
99.2	Consent Order, Securities Commissioner of South Carolina, File No. 20166600, entered July 27, 2018, In the Matter of Jeffery Alan Rosen, et al.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2026.	SDR DRONE, INC.

	By:	/s/ Cho Sun Sik
Cho Sun Sik
Co-Chief Executive Officer

	By:	/s/ Dong Wook Chung
Dong Wook Chung
Co-Chief Executive Officer